                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report: May 3, 2002
                                           ------------
                        (Date of earliest event reported)


                            IMPCO Technologies, Inc.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                   001-15143                 91-1039211
-----------------------------       ------------          -------------------
(State or other jurisdiction        (Commission            (I.R.S. employer
     of incorporation)              file number)          identification no.)



                 16804 Gridley Place, Cerritos, California 90703
                 -----------------------------------------------
           (Address of principal executive offices including Zip Code)


  Registrant's telephone number, including area code        (562) 860-6666
                                                           ----------------

Item 5.  Other Events.

         The Company has issued a press release which is included as Exhibit
99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)    Exhibits


Exhibit
Number                     Description
-------                    -----------
99.1          Press Release dated May 3, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     IMPCO TECHNOLOGIES, INC.


                                     By:  /s/  William B. Olson
                                         ---------------------------------------
                                          William B. Olson
                                          Chief Financial Officer and Treasurer


Date:  May 3, 2002

                                INDEX TO EXHIBITS

Exhibit
Number                  Description
-------                 -----------
99.1          Press Release dated May 3, 2002